UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: August 21, 2006:
BMC SOFTWARE, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE (State of Incorporation)	001-16393 (Commission File Number)	74-2126120 (I.R.S. Employer Identification Number)

2101 CITYWEST BLVD.
HOUSTON, TEXAS (Address of principal executive offices)	77042-2827 (Zip Code)
Registrant’s telephone number, including area code: (713) 918-8800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 204.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURE

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     Effective August 21, 2006, T. Cory Bleuer was appointed as BMC Software, Inc.’s (“BMC”) Vice President, Controller and Chief Accounting Officer.
     Mr. Bleuer, 36, was most recently Vice President & Group Controller for EMC Corporation (“EMC”), a position he assumed following EMC’s acquisition of Captiva Software Corporation (“Captiva”) in January 2006. At Captiva, Mr. Bleuer served as Vice President & Corporate Controller from February 2005 to January 2006. From June 2000 to August 2002, he served as Corporate Controller for HNC Software Inc. which was acquired by Fair Isaac Corporation (“Fair Isaac”) in August 2002. Following that acquisition, he served as Director, Corporate Finance & Accounting for Fair Isaac from August 2002 to August 2004 and as Corporate Controller from August 2004 to February 2005.
     Mr. Bleuer replaces Leonard Travis who resigned his position as Vice President, Controller and Chief Accounting Officer at BMC effective August 21, 2006 for personal reasons. Mr. Travis will remain with BMC for a transitional period.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 21, 2006

BMC SOFTWARE, INC.
By:	/s/ CHRISTOPHER C. CHAFFIN
Christopher C. Chaffin
Senior Legal Counsel and Assistant Secretary

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